                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: October 10, 2005
                        (Date of earliest event reported)

                           NOVELOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   333-119366             04-3321804
 (State or other jurisdiction of  (Commission File No.)     (IRS Employer
          incorporation)                                  Identification No.)

                          One Gateway Center, Suite 504
                                Newton, MA 02458
                    (Address of Principal Executive Offices)

                                 (617) 244-1616
               (Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

     On October 10, 2005, the Board of Directors (the "Board") of Novelos
Therapeutics, Inc. (the "Company"), elected Michael J. Doyle to serve on the
Board. Mr. Doyle's election was made pursuant to the Company's agreement with an investor, Longview Fund, LP ("Longview"), entitling Longview to designate one member of the Board. That agreement was filed as Exhibit 1 to the Company's
Current Report on Form 8-K filed on October 3, 2005. Mr. Doyle has no arrangement or understanding with Longview with respect to his election to or service on the Board. Mr. Doyle was designated to serve on the Company's Audit
Committee, Compensation Committee and Nominating and Corporate Governance
Committee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 17, 2005

                                              NOVELOS THERAPEUTICS, INC.

                                              By:   /s/  HARRY S. PALMIN
                                                    ----------------------------
                                              Its:  Chief Executive Officer